SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Defintive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12



                               IES INDUSTRIES INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per  Exchange  Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
(3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):
- --------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
(5)      Total fee paid:
- --------------------------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee



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         was paid  previously.  Identify  the  previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

         $500,063
- --------------------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

         PRELIMINARY PROXY MATERIALS of WPL HOLDINGS, INC., IES INDUSTRIES INC. and INTERSTATE POWER COMPANY, JOINT PROXY STATEMENT of WPL HOLDINGS, INC., IES INDUSTRIES INC. and INTERSTATE POWER COMPANY AND PROSPECTUS of WPL HOLDINGS, INC. and INTERSTATE POWER COMPANY, ON FORM S-4 FILE NO. 333-07931, and SUPPLEMENT TO JOINT PROXY STATEMENT and PROSPECTUS SUPPLEMENT, ON FORM S-4 amended by FORM S-4/A FILE NO. 333-10401
- --------------------------------------------------------------------------------

(3)      Filing Party:

         IES INDUSTRIES INC, WPL HOLDINGS, INC and INTERSTATE POWER COMPANY
- --------------------------------------------------------------------------------

(4)      Date Filed:
         JANUARY 18, 1996,  JULY 11,  1996,  AUGUST 19, 1996 and AUGUST
         22, 1996
- --------------------------------------------------------------------------------





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Release:  August 30, 1996


Re:  Retiree Benefits

Dear IES Industries Retiree:

Members of the IES retiree family have contacted us regarding how their retiree benefits would be affected by the Interstate Energy Corporation merger (IEC).

This letter is the assure you that your existing benefits will remain intact. We do routinely review the benefits that are available to you and periodically make adjustments. For example, the IES Board of Directors recently authorized an increase in pension payments to individuals who retired prior to January 1, 1995.

While the pensions of the three merging companies differ (e.g. retirement formula), your pension benefit is protected by the Employee Retirement Income Security Act (ERISA). Many of you as Iowa Electric, Iowa Southern and CRANDIC retirees may recall that when these companies merged to form IES your pension payment remained the same. You can expect a similar outcome when IEC is established.

If you have questions regarding the matter, please call 1-800- 822-4348 and ask for the IES benefits department at extension 4104.

As you know, IES is attempting to fight off a hostile takeover attempt by MidAmerican Energy. We will appreciate your continued support for your company by voting "yes" for the three-way merger with WPL Holdings and Interstate Power Company.

If you have already sent in your proxy, please accept my personal thanks. If you have not yet voted your proxy, please do so soon. If you don't vote your proxy, it's the same as voting against the three-way merger. If you have any questions regarding the proposed three-way merger, please call IES Shareholder Services at 1-800-247-9785 or (319) 398-7755. Remember, your vote counts!
Thanks for your support!

Sincerely,




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